LOAN AGREEMENT

贷款协议

This Loan Agreement (this "Agreement") is made and entered into by and between the following parties on Sept 8, 2010 in Wuwei City, Gansu Province, the People's Republic of China ("China" or the "PRC"):
本贷款协议（"本协议"）由以下双方于 2010 年 9 月 8 日在中华人民共和国（"中国"）甘肃省武威市签署:

Party A: Gansu Zhengnong Sunflower Industry Co., Ltd
Address: Chengdong Industry Development District, Minqin County, Wuwei Ctiy, Gansu Province
甲方: 甘肃正农葵花产业有限公司
地址: 甘肃省武威市民勤县城东工业开发区

Party B: Wei Mingguang
Address: RM 502, Unit 3, Building 1, No. 40 Chongwen Street, Liangzhou District, Wuwei City, Gansu Province
乙方: 魏明广
地址: 甘肃省武威市凉州区崇文街 40 号 1 栋 3 单元 502 室

Each of Party A and Party B shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.
甲方和乙方以下各称为"一方"，统称为"双方"。

RECITALS
陈述

(1) Party A is a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and sale of refined sunflower seed oil and its management.
甲方为依中国法设立的外商独资企业，专业进行葵花籽精炼油系列产品的加工、销售及管理业务。

(2) As of the date of the Agreement Party B is the controlling shareholder of Gansu JOY Agricultural Technology Company (the "Borrower Company") by holding 99.44% of equity interests ("Borrower Equity Interest").
在本协议签署日，乙方是甘肃敬业农业科技有限公司（"借款人公司"）的控股股东，持有 99.44%股权（"借款人股权"）。

(3) Party B desires to borrow from Party A, and Party A intends to provide Party, with a loan to be used for the purposes set forth under this Agreement.
乙方愿意向甲方借入并且甲方愿意向乙方提供一笔贷款用于本协议规定的用途。

NOW THEREFORE, the parties agree as follows:
鉴于此，各方达成如下协议：

1. Loan
1. 贷款

1.1 In accordance with the terms and conditions of this Agreement, Party A hereby agrees to provide an interest-free loan in the amount of RMB 10,000,000 (the "Loan") to Party B. The term of the Loan shall be 11 months from the date of this agreement and may be extended with Party A's written confirmation prior to the expiration date. During the term of the Loan, Party B shall immediately repay the full amount of the Loan in the event of any one or more of the following circumstances occur:
1.1 根据本合同之条款，甲方同意向乙方提供一笔等值于人民币 1,000 万元的无息贷款（下称“贷款”）。贷款的期限为自本合同签署之日起 11 个月，在本协议终止前，经甲方书面确认，本协议的期限可以延长。在贷款期限内，一旦出现如下情况之一，乙方必须立即提前还款：

1.1.1 Thirty days elapse after Party B receives a written notice from Party A requesting repayment of the Loan;
1.1.1 乙方收到甲方发出的要求还款的书面通知后 30 天届满；

1.1.2 Party B's death, lack or limitation of civil capacity;
1.1.2 乙方死亡、无民事行为能力或限制民事行为能力；

1.1.3 Party B ceases (for any reason) to be an employee of Party A, Borrower Company or their affiliates;
1.1.3 无论由于任何原因，乙方不再任职于甲方、借款人公司或其关联公司；

1.1.4 Party B engages in criminal act or is involved in criminal activities;
1.1.4 乙方从事犯罪行为或牵涉犯罪活动；

1.1.5 Any third party filed a claim against Party B that exceeds RMB 1,000,000; or
1.1.5 任何第三方向乙方索偿超过人民币 100 万元以上；或者

1.1.6 According to the applicable laws of the PRC, Party A decides to exercise the exclusive option under the Exclusive Option Agreement (the "Option Agreement") described in this Agreement.

1.1.6 根据适用的中国法律，甲方决定行使本协议描述的《独家选择权协议》（下称“选择权协议”）拥有的独家购买权。

1.2 Party A agrees to remit the total amount of the Loan to the account within 10 days after the execution of this Agreement. Party B shall provide Party A with a written receipt for the Loan upon receiving the Loan. The Loan provided by Party A under this Agreement shall inure to Party B's benefit and also to Party B's successors or assigns (if any).

1.2 甲方同意在本协议签署之日起 10 日内将该贷款全部汇给乙方指定的账号，乙方应于收到上述款项的当日向甲方出具收款确认。甲方在本协议项下的贷款不仅适用于乙方本人，也适用于乙方的继承人或受让人（若有）。

1.3 Party B agrees to accept the aforementioned Loan provided by Party A, and hereby agrees and promises that the Loan shall be used for the purpose of daily operations and business development of Borrower Company. Without Party A's prior written consent, Party B shall not use the Loan for any purpose other than as set forth herein.

1.3 乙方同意接受甲方提供的上述贷款，并且在此同意并承诺，贷款将用于借款人公司的日常经营和业务发展。未经甲方事先书面同意，乙方不得将上述款项用于任何其他目的。

1.4 Party A and Party B hereby agree and acknowledge that Party B's method of repayment of Loan set forth in Section 1.1 shall be at the sole discretion of Party A, and may at Party A's option take the form of Party B's transferring the Borrower Equity Interest in whole to Party A or Party A's designated persons (legal or natural persons) pursuant to the Party A's exercise of its right to acquire the Borrower Equity Interest under the Option Agreement.

1.4 甲方和乙方在此一致同意并确认乙方仅能按照由甲方自主决定的途径偿还第 1.1 条规定的贷款；根据选择权协议中甲方自主行使购买借款人股权的权利，乙方将其持有的借款人股权全部转让给甲方或甲方指定的人（法人或自然人）。

1.5 Party A and Party B hereby agree and acknowledge that to the extent permitted by applicable laws, Party A shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at

any time, at the price stipulated in the Option Agreement.

1.5 甲方与乙方在此一致同意并确认，在适用法律允许的前提下甲方有权但没有义务在任何时候以选择权协议中约定的股权购买价购买或指定他人（法人或自然人）购买全部或部分借款人股权。

1.6 Party B undertakes to execute a proxy agreement (the "Proxy Agreement") with Party A, which authorizes Party A or a legal or natural person designated by Party A to exercise all of Party B's rights as a shareholder of Borrower Company.

1.6 乙方承诺与甲方签署一份代理协议（下称"代理协议"），将其作为借款人公司股东的全部权利授权给甲方或其指定的法人或自然人行使。

1.7 Party B undertakes to cause Borrower Company to execute a Exclusive Business Cooperation Agreement ("Cooperation Agreement"), under which Party A as an exclusive service provider will provide Borrower Company with exclusive business support and technical and consulting services and relevant services

1.7 乙方承诺将促使借款人公司与甲方签署一份独家业务合作协议（"合作协议"），根据该协议，甲方作为独家服务提供者将向借款人公司提供独家业务支持和技术和咨询服务和相关服务。

1.8 Party B undertakes to execute an Option Agreement with Borrower Company and Party A, under which Party B will irrevocably grant Party A an exclusive option to purchase all of the Borrower Equity Interest (including other equity interest in Borrower Company to be purchased).

1.8 乙方承诺与借款人公司和甲方签署一份选择权协议，根据该协议，乙方不可撤销授予甲方一项独家购买全部借款人股权（包括拟收购的借款人公司其他股权）的权利。

1.9 Party B undertakes to execute an Equity Pledge Agreement ("Equity Pledge Agreement") with Borrower Company and Party A, under which Party B will pledge Borrower Equity Interest (including other equity interest in Borrower Company to be purchased) to Party A.

1.9 乙方承诺与借款人公司和甲方签署一份股权质押协议（"股权质押协议"），根据该协议，乙方将其持有的借款人公司股权（包括拟收购的借款人公司其他股权）质押给甲方。

2. Representations and Warranties

2. 陈述和保证

2.1 Between the date of this Agreement and the date of termination of this Agreement, Party A hereby makes the following representations and

warranties to Party B:

2.1 在本协议签署日至本协议终止前，甲方向乙方作出以下陈述和保证：

2.1.1 Party A is a company duly organized and legally existing in accordance with the laws of PRC;

2.1.1 甲方是一家根据中国法律注册成立并合法存续的公司；

2.1.2 Party A has the legal capacity to execute and perform this Agreement. The execution and performance by Party A is consistent with Party A's business scope and the provisions of Party A's corporate bylaws and other organizational documents, and Party A has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.2 甲方有权签署和履行本协议。甲方签署和履行本协议符合甲方的经营范围和甲方公司章程或其他组织性文件的规定，甲方已就签署和履行本协议取得了所有必要和适当的批准和授权；和

2.1.3 This Agreement constitutes Party A's legal, valid and binding obligations enforceable in accordance with its terms.

2.1.3 本协议一经签署即构成对甲方合法有效并可依法强制执行的义务.

2.2 Between the date of this Agreement and the date of termination of this Agreement, Party B hereby makes the following representations and warranties to Party A:

2.2 在本协议签署日至本协议终止前，乙方向甲方作出以下陈述和保证：

2.2.1 Party B has the legal capacity to execute and perform this Agreement. Party B has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.1 乙方有权签署和履行本协议。乙方已就签署和履行本协议取得了所有必要和适当的批准和授权；

2.2.2 This Agreement constitutes Party B's legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.2 本协议一经签署即构成对乙方合法有效并可依法强制执行的义务；和

2.2.3 There are no dispute, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Party B, nor there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Party B.

2.2.3 不存在任何与乙方有关的争议、诉讼、仲裁、行政程序或任何其他法律程序，也不存在任何潜在的与乙方有关的争议、诉讼、仲裁、行政程序或任何其他法律程序。

3. Covenants of Party B
3. 乙方承诺

3.1 As and when Party B becomes, and for so long as he remains as a shareholder of Borrower Company, Party B covenants irrevocably that during the term of this Agreement, Party B shall cause Borrower Company:

3.1 乙方以借款人公司股东的身份，不可撤销地承诺在本协议有效期内将促使借款人公司：

3.1.1 to strictly comply with the provisions of the Cooperation Agreement and Option Agreement, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Cooperation Agreement and Option Agreement;

3.1.1 严格遵守合作协议和选择权协议项下的各项规定，并不进行任何足以影响前述协议的有效性和可强制执行性的作为/不作为；

3.1.2 at the request of Party A (or a party designated by Party A), to execute agreements on business cooperation with Party A (or a party designated by Party A), and to strictly comply with such agreements;

3.1.2 应甲方（或其指定方）要求，随时和甲方（或其指定方）签署业务合作协议，并严格履行该协议；

3.1.3 at the request of Party A, to provide Party A with all of the information on Borrower Company's business operation and financial condition;

3.1.3 应甲方要求，向甲方提供其所有的营运和财务状况的资料；

3.1.4 to immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company's assets, business or income;

3.1.4 将发生的或可能发生的与其资产、业务和收入有关的诉讼、仲裁或行政程序立即通知甲方；

3.1.5 at the request of Party A, to appoint any persons designated by Party A as directors of Borrower Company.

3.1.5 应甲方要求，委任由甲方指定任何人士出任借款人公司的董事。

3.2 Party B covenants that during the term of this Agreement, he shall:
3.2 乙方承诺在本协议有效期内，其应：

3.2.1 endeavor to keep Borrower Company to engage in its current services;
3.2.1 尽最大努力使得借款人公司继续从事其现有的业务；

3.2.2 to strictly comply with the provisions of the Cooperation Agreement and Option Agreement, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Cooperation Agreement and Option Agreement;
3.2.2 严格遵守合作协议和选择权协议项下的各项规定，并不进行任何足以影响前述协议的有效性和可强制执行性的作为/不作为：

3.2.3 not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Pledge Agreement;
3.2.3 除股权质押协议规定的外，不出售、转让、抵押或以其他方式处置借款人股权的合法或受益权益，或允许在其上设置任何其他担保权益；

3.2.4 cause any shareholders' meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Party A or Party A's designated person;
3.2.4 促使借款人公司股东会和/或董事会不批准在未经甲方事先书面同意的情况下，出售、转让、抵押或以其他方式处置借款人股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但向甲方或甲方指定的人作出则除外；

3.2.5 cause any shareholders' meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Party A;
3.2.5 促使借款人公司股东会和/或董事会不批准借款人公司在未经甲方事先书面同意的情况下，与任何人合并或联合，或对任何人进行收购或投资；

3.2.6 immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.6 将发生的或可能发生的任何有关借款人股权的诉讼、仲裁或行政程序立即通知甲方；

3.2.7 to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.7 为保持其对借款人股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

3.2.8 without the prior written consent of Party A, refrain from any action/omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.8 未经甲方事先书面同意，乙方不得进行任何可能对借款人公司的资产、业务和责任构成任何重大影响的作为和/或不作为；

3.2.9 appoint any designee of Party A as directors of Borrower Company at the request of Party A;

3.2.9 应甲方要求，委任由甲方指定的任何人士出任借款人公司的董事；

3.2.10 to the extent permitted by the laws of China, at the request of Party A at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Party A or Party A's designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.10 在中国法律允许的前提下，如经甲方随时要求，应向甲方或其指定的代表在任何时间无条件地立即转让借款人股权，并促使借款人公司的其他股东放弃其对本款所述的股权转让所享有的优先购买权；

3.2.11 to the extent permitted by the laws of China, at the request of Party A at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Party A or Party A's designated representative(s) at any time, and Party B hereby waives his right of first refusal with respect to the share transfer described

in this Section;

3.2.11 在中国法律允许的前提下，如经甲方随时要求，促使借款人公司的其他股东向甲方或其指定的代表在任何时间无条件地立即转让该股东在借款人公司中拥有的全部股权，乙方在此放弃其对本款所述的股权转让所享有的优先购买权；

3.2.12 without the prior written consent of Party A, not to cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

3.2.12 未经甲方事先书面同意，不以任何形式补充、更改或修改其公司章程文件，增加或减少其注册资本，或以任何形式改变其股本结构。

4. Liability for Default

4. 违约责任

4.1 In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

4.1 任何一方违反本协议的约定，或使得本协议的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括由此产生的诉讼费和律师费）。如双方违约，根据实际情况各自承担相应的责任。

5. Effective Date

5. 有效日期

5.1 This Agreement shall take effect on the date of execution of this Agreement.

5.1 本协议自签署之日起生效。

6. Governing Law and Jurisdiction

6. 适用法和管辖

6.1 This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.

6.1 本协议的适用法为中国法律，并依据其进行解释。

6.2 Any dispute arising from, out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. In

the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.2 双方应通过友好协商解决与本协议解释或履行相关的任何争议。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

7. Notices. Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b)a notice sent by mail is deemed duly served the tenth(10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark),or the fourth(4th) day after the delivery date to the internationally recognized courier service agency; and(c)a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

通知。任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到相关各方的地址或者各方不时通知的地址。通知有效送达的日期应当由以下条件决定：(a)由专人递送的通知，在递交时视作有效送达；(b)通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达，如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；和(c)如果一份邮件是通过传真递送的，在相关文件传真件上显示的接受时间应当视作有效送达日期。

8. Confidentiality. The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

8. 保密条款。各方声明并确认任何与本协议相关的口头或书面资料都是保密的，应当确保所有此类文件的机密性。未经其他方的书面允许，任何一方不得向第三方披露相关的资料。但下述情况除外：

   a. The materials that is known or may be known by the general public (but not include the materials disclosed by each party receiving the materials);
   a. 公众获悉或者可能被公众获悉的资料（但不包括各方收到资料后披露的）；

   b. The materials required to be disclosed subject to the applicable laws or the rules orprovisions of stock exchange; or
   b. 由股票交易市场相关的法律、制度、规则规定应当公开的资料；

   c. The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.
   c. 各方向其法律顾问或财务顾问提供的与本协议相关的资料，该法律顾问或财务顾问应当遵守此章节提出的保密条款。任何一方的员工或者受雇的机构披露机密资料将被视为该方泄密的行为，并且该方将承担相应的违约责任。无论此协议是否有效，或者因任何原因修改、废除、终止此协议，此条条款始终有效。

9. Further Warranties. The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.
9. 进一步承诺。经合理要求，各方同意立即签署文件和采取行动，以便于执行本协议规定和目的。

10. Miscellaneous.
10. 其他条款。

   10.1 Amendment, Modification and Supplement. Any amendment and supplement to this Agreement shall only be effective is made by the Parties in writing.
   10.1 协议的改善、修正和补充。任何对协议的修改和补充必须由各方书面

签署才能生效。

10.2 Entire Agreement. The Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supersede and replace all prior or contemporaneous agreements and understandings in verb or/and in writing.

10.2 协议的完整性。各方声明本协议构成各方之间关于协议所述事宜的完整协议，本协议取代任何此前和同期所有的口头或书面协议。

10.3 Severability. If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

10.3 可分割性。如果根据相关法律本协议的任何条款被判无效或者不可执行，则该条款仅在适用的中国法律和法规范围内无效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方应通过合理的协商，制定产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

10.4 Headings. The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

10.4 标题。本协议所含的标题仅供参考的方便，不会影响协议中的说明、解释或条款的含义。

10.5 Language and Copies. This Agreement has been executed in English and Chinese in three (3) duplicate originals; each Party holds one (1) original and each duplicate original shall have the same legal effect.

10.5 语言和副本。本协议以英文和中文签署，一式三份，各方各执一份，具同等法律效力。

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE]

（签字页）

IN WITNESS WHEREOF each party hereto has caused this Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

本协议各方或其授权代表签署本协议。

PARTY A: Gansu Zhengnong Sunflower Industry Co., Ltd

甲方： 甘肃正农葵花产业有限公司

Legal/Authorized Representative: ____________

法定代表人/或被授权人（签字）：

Name: Fu Dehjan

姓名：付德华

Title: Director

职务：董事

PARTY B:

乙方：

____

By: Wei Mingguang

魏明广

（PRC ID Card No.: 610404196711051014）

中华人民共和国身份证号：610404196711051014